SUPPLEMENT TO THE

FIDELITY® FOUR-IN-ONE INDEX FUND
A Fund of Fidelity Oxford Street Trust
April 19, 2003

STATEMENT OF ADDITIONAL INFORMATION

Effective August 4, 2003, Geode Capital Management, LLC (Geode) serves as sub-adviser for Spartan 500 Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund (underlying Fidelity equity index funds).

IDVB-03-02 August 4, 2003
1.730856.106

Supplement to the
Fidelity® Four-In-One Index Fund
April 19, 2003
Prospectus

Effective August 4, 2003, Geode Capital Management, LLC (Geode), serves as sub-adviser for Spartan 500 Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund (underlying Fidelity Stock Index Funds). Geode chooses the underlying Fidelity Stock Index Funds' investments and places orders to buy and sell the underlying Fidelity Stock Index Funds' investments.

As of March 31, 2003, Geode had approximately $293 million in discretionary assets under management.

Geode's principal offices are at 53 State Street, Boston, Massachusetts 02109.

IDV-03-01 August 4, 2003
1.729987.108